Exhibit 10.9

KinderCare Education LLC

SEVERANCE PAY PLAN

EFFECTIVE JANUARY 1, 2017

PLAN AND SUMMARY PLAN DESCRIPTION

KinderCare Education

SEVERANCE PAY PLAN

EFFECTIVE AS OF JANUARY 1, 2017

PLAN AND SUMMARY PLAN DESCRIPTION

INTRODUCTION

Effective as of January 1 , 2017 (the “Effective Date”), the KinderCare Education Severance Pay Plan (the “Plan”) is for the benefit of eligible employees of KinderCare Education LLC, formerly Knowledge Universe Education LLC, (the “Company”), including its subsidiaries (collectively herein, the “Employer”). The purpose of the Plan is to provide an eligible employee with severance pay and benefits for a specified period of time in the event that his or her employment is involuntarily terminated by the Employer. The Plan is an unfunded welfare benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a severance pay plan within the meaning of United States Department of Labor regulations section 2510 3-2(b), and an involuntary separation pay plan under Treas. Reg. Section 1 409A-1(b)(9)(iii). The Plan supersedes each prior Company severance plan, program and policy covering eligible employees, both formal and informal, including but not limited to, the severance policy set forth in the Company’s Employee Benefits Handbook. This document serves as both the Plan document and the summary Plan description for all purposes under ERISA.

ELIGIBLE EMPLOYEES

Each “eligible employee” may become a participant in the Plan. An “eligible employee” is a person who:

a)	is a common-law employee of the Employer who is not designated a temporary or substitute employee, as determined by the Employer;

b)	is not eligible to receive any severance pay or severance benefits under any other arrangement or agreement with the Employer;

c)

is being involuntarily terminated by the Employer due to (i) a change in operations, (ii) facility closing, (iii) job consolidation, (iv) a reduction in workforce for economic or other reasons, or (v) the employee declining a transfer of the employee’s primary workplace;

d)	is notified in writing by the Plan Administrator that he or she is eligible under the Plan; and

e)	complies with each term and condition set forth in this Plan and executes a severance agreement and general release of form and substance acceptable to the Employer (“Agreement”).

CONDITIONS OF INELIGIBILITY

A person who otherwise meets the definition of “eligible employee” above shall nonetheless be ineligible under the Plan, as determined in the sole discretion of the Plan Administrator, in the following instances:

a)	the employee ceases to be an “eligible employee” as defined above;

b)	the employee is offered and declines a position with the Employer with the same or greater compensation as employee’s compensation at the time of notification of the offer; and

i.

the employee (A) is employed in an exempt position under the Fair Labor Standards Act (“FLSA”) and the primary workplace of the declined position is within fifty (50) miles of the employee’s current primary workplace with the Employer or any subsidiary or affiliate of the Employer or (B) is employed in a non-exempt position under the FLSA and the primary workplace of the declined position is within 10 miles of the employee’s current primary workplace with the Employer or any subsidiary or affiliate of the employer; or

ii.	the employee is employed at a Senior Director level or above;

c)	the employee accepts any other position with the Employer or with any subsidiary or affiliate of the Employer;

d)

the employee is offered a position with any successor employer of the Employer (e. g . an individual or entity unrelated to the Employer that assumes the operations or ownership of the Employer’s facility) at the same or greater compensation, regardless of whether the employee accepts the offer of employment;

e)

the employee accepts a position with any successor employer of the Employer (e.g., an individual or entity unrelated to the Employer that assumes the operations or ownership of the Employer’s facility);

f)	the employee works in a center or at a site that remains open and operating and is involuntarily terminated by the Employer due to fluctuation in and/or insufficient enrollment;

g)	the employee is terminated by Employer through Employee Status Monitoring;

h)	the employee fails to comply with each term and condition in this Plan and in the Agreement;

i)	the employee fails to comply with any policy of the Employer; or

j)	the Employer terminates the Plan.

SELECTION PROCEDURE AND CRITERIA

The Company may use criteria such as departmental and business needs, seniority, and disciplinary history and performance to identify the individual employees selected for termination Those employees selected for termination will be eligible to receive severance pay and benefits under the Plan, subject to their execution and non-revocation of the Agreement.

AGREEMENT AND PAYMENT OF SEVERANCE

Each eligible employee must sign the Agreement (see “Eligible Employees” section, paragraph (e), above) to receive severance pay and benefits under the Plan. No eligible employee may sign the Agreement before his or her termination date. An eligible employee who signs and, where applicable, does not later revoke the Agreement, is a “participant” under the Plan. Severance amounts totaling twelve (12) weeks or less will generally be paid in a single lump sum after executing the Agreement and following the expiration of any applicable revocation period without revocation. Severance amounts totaling thirteen (13) weeks or more will generally be paid on a bi-weekly basis, after executing the Agreement and following the expiration of any applicable revocation period without revocation, subject to cessation upon commencement of new regular employment.

SEVERANCE PAY AND BENEFITS

Each participant (as defined above) shall be entitled to receive the severance pay and benefits set forth in the applicable Attachment to this document. The Plan Administrator may, in its sole discretion, provide a participant with greater severance pay or different forms of severance benefits than those set forth in the Attachments to this document.

RETURN OF PROPERTY

As a condition for receiving severance pay and benefits under the Plan, an eligible employee must return to the Employer all Employer property (e.g., building keys, credit cards (including p-card), documents and records (both electronic and hard copies), identification cards, office equipment, portable computers, car/mobile phones, parking cards, computer storage drives, etc.). Any Employer property must be returned to the Employer no later than the eligible employee’s termination date.

PLAN ADMINISTRATION

The Company’s Executive Vice President, People and Operations is the “Plan Administrator” of the Plan and the “named fiduciary” within the meaning of such terms as defined in ERISA. The Plan Administrator shall have the discretionary authority to determine eligibility for Plan benefits and to construe the terms of the Plan, including the making of factual determinations. Benefits under the Plan shall be payable only if the Plan Administrator determines, in its sole discretion, that an eligible employee is entitled to them. The decisions of the Plan Administrator shall be final and conclusive with respect to all questions concerning the administration of the Plan.

The Plan Administrator may delegate to other persons or entities the responsibilities for performing certain of the duties of the Plan Administrator under the Plan. The Plan Administrator shall have the authority to seek expert advice, as the Plan Administrator deems reasonably necessary, with respect to the Plan. The Plan Administrator shall be entitled to rely upon the information and advice furnished by such persons and experts, unless actually knowing such information and advice to be inaccurate or unlawful.

CLAIMS PROCEDURE FOR PLAN BENEFITS

Generally, eligible employees do not need to make a claim for benefits under the Plan to receive Plan benefits (other than completing and not revoking the Agreement to obtain severance pay and benefits). However, if an employee believes he or she is entitled to benefits, or to greater benefits than are paid under the Plan, the employee may file a claim for benefits with the Plan Administrator. The Plan Administrator will either accept or deny the claim and will notify the claimant of acceptance or denial of the claim.

If the claim is denied, the Plan Administrator will furnish a written notice to the claimant containing the following information:

a)	the specific reasons for the denial;

b)	specific references to the Plan provisions on which any denial is based;

c)	a description of any additional material or information that must be provided by the claimant in order to support the claim; and

d)	an explanation of the Plan’s appeal procedures.

A claimant may appeal the denial of his or her claim and have the Plan Administrator reconsider the decision The claimant or the claimant’s authorized representative has the right to:

a)	request an appeal by written request to the Plan Administrator no later than sixty (60) days after receipt of notice from the Plan Administrator denying the employee’s claim;

b)	review pertinent Plan documents; and

c)	submit issues and comments regarding the claim in writing to the Plan Administrator.

The claimant will be advised of the Plan Administrator’s decision on any appeal in writing. The notice will set forth the specific reasons for the decision and make specific reference to Plan provisions upon which the decision is based.

In no event shall a claimant or any other persons be entitled to challenge a decision of the Plan Administrator in court or in any other administrative proceeding unless and until the claim and appeal procedures described above have been complied with and exhausted.

In no event may a claimant challenge the Plan Administrator’s decision upon appeal in any court or governmental proceeding after 120 days from the date of the Plan Administrator’s decision of the appeal.

AMENDMENT/ TERMINATION / VESTING

Eligible employees do not have any vested right to severance pay or severance benefits under the Plan, and the Company reserves the right in its sole discretion to amend or terminate the Plan at any time. The Company’s Executive Vice President, People and Operations, and the Company’s Chair of the Board of Directors each may amend the Plan in any respect at any time, retroactively or otherwise.

NO ASSIGNMENT

Severance pay and benefits under the Plan shall not be subject to anticipation, alienation, pledge, sale, transfer, assignment, garnishment, attachment, execution or encumbrance of any kind and any attempt to do so shall be void, except as required by law.

WITHHOLDING AND OFFSET

The Employer reserves the right to withhold from any amounts payable under this Plan all federal, state, city, and local taxes as shall be required by law, as well as any other amounts authorized or required by the Employer’s policy including, but not limited to, withholding for garnishments and judgments or other court orders. The Employer reserves the right, exercisable in its sole discretion, to reduce the amount of severance pay or severance benefits payable to a participant by the amount, if any, that the participant owes Employer.

RETURN OF SEVERANCE PAYMENTS

Eligible employees shall be required to return to the Employer any severance pay or severance benefits, or portion thereof, made by a mistake of fact or law, or paid contrary to the terms of the Plan, and the Employer shall have all remedies available at law for the recovery of such amounts. In the event a participant who is receiving or has received severance pay or severance benefits under the Plan breaches any portion of the Agreement, or any portion of this document (i) the payment of severance pay and benefits to such participant shall cease, (ii) the Employer shall have no further obligation at any time to make available any severance pay or severance benefits under the Plan, and (iii) the participant shall be required to return to the Employer any severance pay and benefits, or portion thereof, paid to the participant, less $100, and the Employer shall have all remedies available at law for the recovery of such amounts.

REPAYMENT OF SEVERANCE PAY UPON REHIRE

The Employer may require a participant to repay any part or all of the severance pay and benefits received if the participant is rehired by the Employer or any subsidiary or affiliate of the Employer. If the Employer requires the participant to repay any amount, the Employer shall determine the amount, timing, and manner of repayment on a discretionary basis with respect to each individual participant.

NON-SOLICITATION OF BUSINESS AND EMPLOYEES

Notwithstanding any provision in this Plan to the contrary, no person shall be eligible to receive any pay or benefit from this Plan if, during his or her employment and in violation of Employer policy, he or she has, directly or indirectly:

solicited business substantially similar to the Employer’s business from any client, customer, vendor or account of the Employer which the participant serviced, was responsible for or was otherwise exposed to; or

induced any employee of an Employer to discontinue his or her employment with the Employer, or otherwise be involved in the recruitment or hiring away of any such employees.

As additional consideration for signing and not revoking the Agreement, each participant agrees that for a period of time as set forth in the Agreement, the participant shall continue to comply with the above non-solicitation of business and employees provision The non-solicitation of business provision above shall apply to any client, customer, vendor or account of the Employer which the participant serviced, was responsible for or was otherwise exposed to during the twelve (12) months immediately prior to the participant’s termination date. The Agreement may include other rights and responsibilities that arise out of this non-solicitation of business and employees provision of the Plan, including, but not limited to, the remedies that are available to the Employer if a participant breaches this provision. Each participant should carefully read the Agreement to fully understand these additional rights and responsibilities.

NO REPRESENTATIONS CONTRARY TO THE PLAN

No employee, officer, or director of the Company has the authority to alter, vary or modify the terms of the Plan, other than by means of an authorized written amendment to the Plan, as provided above. No verbal or written representations contrary to the terms of the Plan and its written amendments shall be binding upon the Plan, the Plan Administrator or the Company.

NO EMPLOYMENT RIGHTS

The Plan confers employment rights upon no person. No person shall be entitled, by virtue of the Plan, to remain in the employ of Employer and nothing in the Plan shall restrict the right of Employer to terminate the employment of any person at any time.

APPLICABLE LAW

The Plan shall be governed and construed in accordance with the laws of the State of Oregon, except where preempted by ERISA.

SECTION 409A OF THE INTERNAL REVENUE CODE

This Plan constitutes an involuntary separation pay plan under Treas. Reg. Section 1 409A-1(b)(9)(iii). Notwithstanding anything in this Plan to the contrary, under no circumstance may severance pay exceed the lesser of (i) two (2) times the participant’s annual compensation for services provided to his or her Employer for the calendar year preceding the calendar year in which the participant terminates employment; or (ii) two (2) times the maximum amount that may be taken into account under a qualified retirement plan pursuant to Code Section 401(a)(17) for the calendar year preceding the calendar year in which the participant terminates employment.

SEVERABILITY

If a provision of the Plan is found, held or deemed by the Plan Administrator or a court of competent jurisdiction to be void, unlawful or unenforceable under any applicable statute or other controlling law, the provision shall be severed from the Plan and the remainder of the Plan shall continue in full force and effect.

PLAN YEAR

The plan year is the calendar year.

MAXIMUM PAYMENTS

Except as otherwise provided by the Company in its sole discretion, the severance pay available under the Plan is the maximum pay available to the eligible employee in the event of termination of employment. To the extent that a federal, state or local law requires the Company to make a payment to an eligible employee because of termination of employment or in accordance with a plant closing law, including the Worker Adjustment and Retraining Notification Act (WARN), the severance pay and benefits otherwise payable under the Plan shall be coordinated with and reduced by the amount of such required payment.

YOUR ERISA RIGHTS

As an eligible employee under the Plan, you are entitled to certain rights and protections under ERISA. ERISA provides that eligible employees under the Plan shall be entitled to:

a)

Examine without charge at the Plan Administrator’s office (and at other specified locations) all Plan documents and copies of all documents filed by the Plan Administrator with the U S Department of Labor, as applicable, such as detailed annual reports.

b)	Obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Plan Administrator may make a reasonable charge for the copies.

c)	Receive a copy of the Plan’s financial report, if any. The Plan Administrator may be required by law to furnish each eligible employee with a copy of the summary annual report, if any.

In addition to creating rights for eligible employees, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate the Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other eligible employees. No one, including the Company or any other person or entity, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit or exercising your rights under ERISA. If your claim for a Plan benefit is denied, you must receive a written explanation of the reason for the denial. You have the right to have the Plan Administrator review and reconsider your claim.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan Administrator and you do not receive them within thirty (30) days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and to pay you up to $110.00 per day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits, which is denied or ignored, you may file suit in a state or federal court.

If it should happen that Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor or you may file suit in federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees; for instance, if it finds your claim to be frivolous.

If you have any questions about the Plan, you should contact the Plan Administrator. If you have questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, NW, Washington DC 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

GENERAL INFORMATION

Plan Name:	KinderCare Education Severance Pay Plan

Type of Plan:	The Plan is an unfunded severance pay plan, which is a welfare benefit plan under ERISA

Plan Number:	501

Plan Sponsor:	KinderCare Education LLC 650 NE Holladay St, Suite 1400 Portland, OR 97232

Plan Sponsor’s Employer Identification Number:	06-1097006

Plan Administrator:	KinderCare Education Attn: Executive Vice President, People and Operations 650 NE Holladay St, Suite 1400 Portland, OR 97232 (888) 525-2472

Agent for Service:	CT Advantage Attn: KinderCare Service Agent 520 Pike Street, Suite 985 Seattle, WA 98101, (800) 456-4511

This Plan is hereby restated by the Company, effective as of January 1, 2017, by execution of this document by the Company’s Senior Vice President, Human Resources and Community Partnerships, this                      day of January, 2017.

KINDERCARE EDUCATION LLC

/s/ Kelsey Troy
Kelsey Troy
Senior Vice President, Human Resources and Community Partnerships

ATTACHMENT II

SEVERANCE PAY AND BENEFITS

VICE PRESIDENTS AND ABOVE

ELIGIBILITY

Each participant in the KinderCare Education Severance Pay Plan who is involuntarily terminated through a position elimination, reduction in force, or reorganization, and who is employed at a Vice President level or above shall be eligible for the severance pay and benefits described in this ATTACHMENT II to the KinderCare Education Severance Pay Plan document.

SEVERANCE PAY

As consideration for signing and (if applicable) not revoking the Agreement, each participant entitled to severance pay and benefits under this ATTACHMENT II will receive as severance pay up to twenty-six (26) Weeks of Pay, paid on a bi-weekly basis in accordance with the Company’s regular payroll practices.

Severance pay will end either at the end of the twenty-six (26) week period, or upon commencement of new regular employment, whichever occurs first. The participant must inform the Company upon obtaining new, regular employment. Failure to timely inform the Company of new, regular employment will result in the participant being responsible to reimburse the Company for all weeks of severance paid after commencing the new, regular employment.

A “Week of Pay’’ for a participant who is paid on a salaried basis equals the participant’s annual base salary rate in effect at the time the employee is notified of his or her termination, divided by fifty-two (52). Notwithstanding anything to the contrary, a “Week of Pay” for purposes of this Plan excludes bonuses, commissions, overtime, and other supplemental pay or allowances provided to the participant.

SEVERANCE BENEFITS

As additional consideration for signing and (if applicable) not revoking the Agreement, if a participant entitled to severance pay under this ATTACHMENT II is eligible to elect to continue group health coverage under the Employer’s group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), and the participant has no other available group health coverage, the Employer will subsidize the Employee’s COBRA premiums and only require the Employee to pay the amount that an active employee would pay for such coverage for up to six months (“COBRA Subsidy”). The Employee will be responsible for payment of the Employee contribution in order to receive the coverage.

Thereafter, the participant may continue group health coverage pursuant to COBRA by paying the full COBRA premium. Employees not otherwise eligible for the severance benefit described in this section of the Plan may continue group health coverage pursuant to COBRA.

The COBRA Subsidy will continue for six months or until the end of the month before the participant becomes eligible for other group health coverage, whichever comes first. The participant must inform the Company upon becoming eligible for other group health coverage. Failure to timely inform the Company of new coverage will result in the participant being responsible to reimburse the Company the value of benefits paid while the participant was eligible for other group health coverage.

OUTPLACEMENT

As additional consideration for signing and (where applicable) not revoking the Agreement, each participant entitled to severance pay and benefits under this ATTACHMENT II shall receive individual outplacement assistance in the Lee Hecht Harrison Professional Program for up to six months, in a form and manner the Company shall designate, in its sole discretion.

A participant may elect not to accept the outplacement services offered; however, no participant shall receive any cash payment in lieu of outplacement services.

ATTACHMENT III

SEVERANCE PAY AND BENEFITS

SENIOR DIRECTORS AND DIRECTORS

ELIGIBILITY

Each participant in the KinderCare Education Severance Pay Plan whose employment is involuntarily terminated through a position elimination, reduction in force, or reorganization, and who is employed at a Senior Director or Director level (including District Managers and equivalent field management) shall be eligible for the severance pay and benefits described in this ATTACHMENT III to the KinderCare Education Severance Pay Plan document.

SEVERANCE PAY

As consideration for signing and not (if applicable) revoking the Agreement, each participant entitled to severance pay under this ATTACHMENT III will receive as severance pay a minimum of twelve (12) Weeks of Pay. If the participant has accrued more than six (6) full Years of Service at the time of separation, the participant will accrue two (2) additional weeks of pay for each full Year of Service exceeding six (6), not to exceed a total of twenty-six (26) Weeks of Pay.

Severance pay totaling twelve (12) Weeks of Pay or less will be paid in a single lump sum payment within 60 days of the effective date of the Agreement. Severance pay totaling thirteen (13) Weeks of Pay or more will be paid on a bi-weekly basis in accordance with the Company’s regular payroll practices, but will cease either upon the end of the severance pay period, or upon the participant obtaining new, regular employment, whichever occurs first. The participant must inform the Company upon obtaining new, regular employment. Failure to timely notify the Company of new, regular employment will result in the participant being responsible to reimburse the Company for all weeks of severance paid after commencing the new, regular employment.

A “Week of Pay” for a participant who is paid on a salaried basis equals the participant’s annual base salary rate in effect at the time the employee is notified of his or her termination, divided by fifty-two (52). Notwithstanding anything to the contrary, a “Week of Pay” for purposes of this Plan excludes bonuses, commissions, overtime, and other supplemental pay or allowances provided to the participant. “Year of Service” means each complete twelve (12) month period from the participant’s most recent date of hire with the Employer. Year of Service does not include any partial twelve (12) month period.

SEVERANCE BENEFITS

As additional consideration for signing and (if applicable) not revoking the Agreement, if a participant entitled to severance pay under this ATTACHMENT III is eligible to elect to continue group health coverage under the Employer’s group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), and the participant has no other available group health coverage, the Employer will subsidize the Employee’s COBRA premiums and only require the Employee to pay the amount that an active employee would pay for such coverage for up to six months (depending on the number of weeks of severance pay) (“COBRA Subsidy”). The Employee will be responsible for payment of the Employee contribution in order to receive the coverage.

Thereafter, the participant may continue group health coverage pursuant to COBRA by paying the full COBRA premium. Employees not otherwise eligible for the severance benefit described in this section of the Plan may continue group health coverage pursuant to COBRA.

The maximum COBRA Subsidy is based on the number of Weeks of Pay as set forth in the schedule below. However, the COBRA Subsidy will end sooner if the participant becomes eligible for other group health coverage, in which case the subsidized premiums will end the month before the new coverage becomes effective. The participant must inform the Company upon becoming eligible for other group health

ATTACHMENT III

coverage. Failure to timely inform the Company of new coverage will result in the participant being responsible to reimburse the Company the value of benefits paid while the participant was eligible for other group health coverage.

COBRA Premium Subsidy Schedule:

Weeks of Pay (Severance)	Months of COBRA Premium Subsidy
0-3	0
4-7	1
8-11	2
12-15	3
16-19	4
20-23	5
24 or more	6

OUTPLACEMENT

As additional consideration for signing and (where applicable) not revoking the Agreement, each participant entitled to severance pay and benefits under this ATTACHMENT III shall receive individual outplacement assistance in the Lee Hecht Harrison Professional Program for up to two months, in a form and manner the Company shall designate, in its sole discretion.

A participant may elect not to accept the outplacement services offered; however, no participant shall receive any cash payment in lieu of outplacement services.

ATTACHMENT IV

SEVERANCE PAY AND BENEFITS

MANAGERS AND SUPERVISORS

ELIGIBILITY

Each participant in the KinderCare Education Severance Pay Plan whose employment is involuntarily terminated through a position elimination, reduction in force, or reorganization, and who is employed at a Manager or Supervisor level (including Center Directors and equivalent field management) shall be eligible for the severance pay and benefits described in this ATTACHMENT IV to the KinderCare Education Severance Pay Plan document.

SEVERANCE PAY

As consideration for signing and (if applicable) not revoking the Agreement, each participant entitled to severance pay under this ATTACHMENT IV may receive as severance pay a minimum of twelve (12) Weeks of Pay. If the participant has accrued more than twelve (12) full years of service at the time of separation, the participant will accrue one (1) additional Week of Pay for each full Year of Service exceeding twelve (12), not to exceed a total of twenty-six (26) Weeks of Pay.

Severance pay totaling twelve (12) Weeks of Pay will be paid in a single lump sum payment. Severance pay totaling thirteen (13) Weeks of Pay or more will be paid on a bi-weekly basis, but will cease either upon the end of the severance pay period, or upon the participant obtaining new, regular employment, whichever occurs first. The participant must inform the Company upon obtaining new, regular employment. Failure to timely notify the Company of new, regular employment will result in the participant being responsible to reimburse the Company for all weeks of severance paid after commencing the new, regular employment.

A “Week of Pay” for a participant paid on an hourly basis equals the participant’s hourly rate at the time the employee is notified of his or her termination, multiplied by the participant’s average hours worked per week in the six (6) months preceding the date the employee is notified of his or her termination. A “Week of Pay’’ for a participant who is paid on a salaried basis equals the participant’s annual base salary rate in effect at the time the employee is notified of his or her termination, divided by fifty-two (52).

Notwithstanding anything to the contrary, a “Week of Pay” for purposes of this Plan excludes bonuses, commissions, overtime, and other supplemental pay or allowances provided to the participant. “Year of Service” means each complete twelve (12) month period from the participant’s most recent date of hire with the Employer. Year of Service does not include any partial twelve (12) month period.

SEVERANCE BENEFITS

As additional consideration for signing and (if applicable) not revoking the Agreement, if a participant entitled to severance pay under this ATTACHMENT IV is eligible to elect to continue group health coverage under the Employer’s group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), and the participant has no other available group health coverage, the Employer will subsidize the Employee’s COBRA premiums and only require the Employee to pay the amount that an active employee would pay for such coverage for up to six months (depending on the number of weeks of severance pay) (“COBRA Subsidy”). The Employee will be responsible for payment of the Employee contribution in order to receive the coverage.

Thereafter, the participant may continue group health coverage pursuant to COBRA by paying the full COBRA premium. Employees not otherwise eligible for the severance benefit described in this section of the Plan may continue group health coverage pursuant to COBRA.

The maximum COBRA Subsidy is based on the number of Weeks of Pay as set forth in the schedule below. However, the COBRA Subsidies will end sooner if the participant becomes eligible for other group health

ATTACHMENT IV

coverage, in which case the subsidized premiums will end the month before the new coverage becomes effective. The participant must inform the Company upon becoming eligible for other group health coverage. Failure to timely inform the Company of new coverage will result in the participant being responsible to reimburse the Company the value of benefits paid while the participant was eligible for other group health coverage.

COBRA Premium Subsidy Schedule:

Weeks of Pay (Severance)	Months of COBRA Premium Subsidy
0-3	0
4-7	1
8-11	2
12-15	3
16-19	4
20-23	5
24 or more	6

OUTPLACEMENT

As additional consideration for signing and (where applicable) not revoking the Agreement, each participant entitled to severance pay and benefits under this ATTACHMENT IV shall receive individual outplacement assistance in the Lee Hecht Harrison Professional Program for up to 2, in a form and manner the Company shall designate, in its sole discretion.

A participant may elect not to accept the outplacement services offered; however, no participant shall receive any cash payment in lieu of outplacement services.

ATTACHMENT V

SEVERANCE PAY AND BENEFITS

PROFESSIONAL INDIVIDUAL CONTRIBUTORS

ELIGIBILITY

Each participant in the KinderCare Education Severance Pay Plan who is involuntarily terminated in connection with a position elimination, reduction in force, or reorganization, and who is employed at an individual contributor level shall be eligible for the severance pay and benefits described in this ATTACHMENT V to the KinderCare Education Severance Pay Plan document.

SEVERANCE PAY

As consideration for signing and (if applicable) not revoking the Agreement, each participant entitled to severance pay under this ATTACHMENT V will receive as severance pay a minimum of eight (8) Weeks of Pay. If the participant has accrued more than eight (8) full years of service at the time of separation, the participant will receive one (1) additional Week of Pay for each full Year of Service over eight (8) years, not to exceed twelve (12) Weeks of Pay, paid in a single lump sum payment.

A “Week of Pay” for a participant paid on an hourly basis equals the participant’s hourly rate at the time the employee is notified of his or her termination, multiplied by the participant’s average hours worked per week in the six (6) months preceding the date the employee is notified of his or her termination. A “Week of Pay” for a participant who is paid on a salaried basis equals the participant’s annual base salary rate in effect at the time the employee is notified of his or her termination, divided by fifty-two (52). Notwithstanding anything to the contrary, a “Week of Pay” for purposes of this Plan excludes bonuses, commissions, overtime, and other supplemental pay or allowances provided to the participant. “Year of Service” means each complete twelve (12) month period from the participant’s most recent date of hire with the Employer. Year of Service does not include any partial twelve (12) month period.

SEVERANCE BENEFITS

As additional consideration for signing and (if applicable) not revoking the Agreement, if a participant entitled to severance pay under this ATTACHMENT V is eligible to elect to continue group health coverage under the Employer’s group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), and the participant has no other available group health coverage, the Employer will subsidize the Employee’s COBRA premiums and only require the Employee to pay the amount that an active employee would pay for such coverage for up to three months (depending on the number of weeks of severance pay) (“COBRA Subsidy”). The Employee will be responsible for payment of the Employee contribution in order to receive the coverage.

Thereafter, the participant may continue group health coverage pursuant to COBRA by paying the full COBRA premium. Employees not otherwise eligible for the severance benefit described in this section of the Plan may continue group health coverage pursuant to COBRA.

The maximum COBRA Subsidy is based on the number of Weeks of Pay as set forth in the schedule below. However, the COBRA Subsidy will end sooner if the participant becomes eligible for other group health coverage, in which case the subsidized premiums will end the month before the new coverage becomes effective. The participant must inform the Company upon becoming eligible for other group health coverage. Failure to timely inform the Company of new coverage will result in the participant being responsible to reimburse the Company the value of benefits paid while the participant was eligible for other group health coverage.

ATTACHMENT V

COBRA Premium Subsidy Schedule:

Weeks of Pay (Severance)	Months of COBRA Premium Subsidy
0-3	0
4-7	1
8-11	2
12 or more	3

OUTPLACEMENT

As additional consideration for signing and (where applicable) not revoking the Agreement, each participant entitled to severance pay and benefits under this ATTACHMENT V shall receive individual outplacement assistance in the Lee Hecht Harrison Professional Program for one month, in a form and manner the Company shall designate, in its sole discretion.

A participant may elect not to accept the outplacement services offered; however, no participant shall receive any cash payment in lieu of outplacement services.

ATTACHMENT VI

SEVERANCE PAY AND BENEFITS

SUPPORT INDIVIDUAL CONTRIBUTORS

ELIGIBILITY

Each participant in the KinderCare Education Severance Pay Plan who is involuntarily terminated in connection with a position elimination, reduction in force, or reorganization, and who is employed at an individual contributor level shall be eligible for the severance pay and benefits described in this ATTACHMENT VI to the KinderCare Education Severance Pay Plan document.

SEVERANCE PAY

As consideration for signing and (if applicable) not revoking the Agreement, each participant entitled to severance pay under this ATTACHMENT VI will receive as severance pay a minimum of four (4) Weeks of Pay. If the participant has accrued more than four (4) full years of service at the time of separation, the participant will receive one (1) additional Week of Pay for each full Year of Service over four (4) years, not to exceed twelve (12) Weeks of Pay, paid in a single lump sum payment.

A “Week of Pay” for a participant paid on an hourly basis equals the participant’s hourly rate at the time the employee is notified of his or her termination, multiplied by the participant’s average hours worked per week in the six (6) months preceding the date the employee is notified of his or her termination. A “Week of Pay” for a participant who is paid on a salaried basis equals the participant’s annual base salary rate in effect at the time the employee is notified of his or her termination, divided by fifty-two (52). Notwithstanding anything to the contrary, a “Week of Pay” for purposes of this Plan excludes bonuses, commissions, overtime, and other supplemental pay or allowances provided to the participant. “Year of Service” means each complete twelve (12) month period from the participant’s most recent date of hire with the Employer. Year of Service does not include any partial twelve (12) month period.

SEVERANCE BENEFITS

As additional consideration for signing and (if applicable) not revoking the Agreement, if a participant entitled to severance pay under this ATTACHMENT VI is eligible to elect to continue group health coverage under the Employer’s group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), and the participant has no other available group health coverage, the Employer will subsidize the Employee’s COBRA premiums and only require the Employee to pay the amount that an active employee would pay for such coverage for up to three months (depending on the number of weeks of severance pay) (“COBRA Subsidy”). The Employee will be responsible for payment of the Employee contribution in order to receive the coverage.

Thereafter, the participant may continue group health coverage pursuant to COBRA by paying the full COBRA premium. Employees not otherwise eligible for the severance benefit described in this section of the Plan may continue group health coverage pursuant to COBRA.

The maximum COBRA Subsidy is based on the number of Weeks of Pay as set forth in the schedule below. However, the COBRA Subsidies will end sooner if the participant becomes eligible for other group health coverage, in which case the subsidized premiums will end the month before the new coverage becomes effective. The participant must inform the Company upon becoming eligible for other group health coverage. Failure to timely inform the Company of new coverage will result in the participant being responsible to reimburse the Company the value of benefits paid while the participant was eligible for other group health coverage.

ATTACHMENT VI

COBRA Premium Subsidy Schedule:

Weeks of Severance Pay	Months of COBRA Premium Subsidy
0-3	0
4-7	1
8-11	2
12 or more	3

OUTPLACEMENT

As additional consideration for signing and (where applicable) not revoking the Agreement, each participant entitled to severance pay and benefits under this ATTACHMENT VI shall receive individual outplacement assistance in the Lee Hecht Harrison Professional Program for one month, in a form and manner the Company shall designate, in its sole discretion.

A participant may elect not to accept the outplacement services offered; however, no participant shall receive any cash payment in lieu of outplacement services.